Investor Relations contacts:

MKR Group, Inc.

Marie Dagresto or Todd Kehrli

323-468-2300

sbsw@mkr-group.com

Company Contact:

Al Riedler, CFO

St. Bernard Software

858.676.2277

ariedler@stbernard.com

ST. BERNARD SOFTWARE REPORTS FINANCIAL RESULTS

FOR THIRD QUARTER OF 2006

San Diego, CA - November 8, 2006 - St. Bernard Software, Inc. (OTCBB: SBSW), a global provider of security solutions for small- and medium-sized enterprises (SMEs), today reported financial results for the nine-month and three month periods ending September 30, 2006, the company’s fiscal 2006 third quarter.

The company reported third quarter revenues of $5.7 million, compared to $6.7 million in the same period last year; a net loss of $0.9 million, compared to a net profit of $0.6 million in the third quarter of 2005; net basic loss per share for the third quarter was $0.08, down from the $0.06 gain reported in the same period last year. The non-GAAP net loss was $2.0 million compared to a net profit of $0.6 million in the third quarter of 2005. Non-GAAP basic loss per share for the third quarter was $0.17 down from the basic earnings per share of $0.06 in the third quarter of 2005.

The company reported revenues of $16.5 million for the first nine months of 2006 compared to $18.1 million in the same period last year; a net loss for the first nine months of 2006 of $3.3 million, compared to a net loss of $1.7 million in the first nine months of 2005; net basic loss per share for the first nine months of 2006 was $0.31, compared to $0.18 reported in the same period last year. The non-GAAP net loss for the nine months ended September 30, 2006 was $4.4 million compared to a net loss of $1.7 million for the nine months ended September 30, 2005. Non-GAAP basic loss per share for the nine months ended September 30, 2006 was $0.41 compared to a basic loss per share for the nine months ended September 30, 2005 of $0.18. Non-GAAP numbers have been adjusted to exclude certain items, and a reconciliation of the specific adjustments to GAAP results is included in the schedule titled “Reconciliation of GAAP Unaudited Consolidated Net Income to Non-GAAP Unaudited Consolidated Net Income”.

The company closed the quarter with $13 million in cash and cash equivalents. The net loss and the net loss per share amounts in 2006 include the effect of the adoption of Statement of Financial Accounting Standards (“SFAS”) 123 (revised 2004), Share-Based

Payment (“SFAS 123R”) related to stock-based compensation. During the three and nine months ended September 30, 2006, the company recorded stock-based compensation expense of $0.5 million and $0.5 million, respectively. The company became public in the third quarter of 2006.

Commenting on the results, Vince Rossi, St. Bernard’s President and CEO stated, “There were several factors that contributed to our financial results in the third quarter 2006. First, revenue in the third quarter of 2006 decreased, as compared to the prior year, reflecting a non-recurring source code license of $1.2 million recognized by the company in the third quarter of 2005. Second, we saw a decrease in sales of our legacy products, UpdateExpert and Open File Manager, primarily attributable to restructuring of our EMEA operations and the industry’s continued adoption of Microsoft’s back-up and patch update products.”

Mr. Rossi continued, “This year has been a year of tremendous change for the company as we have invested substantial time and resources in focusing on our strategic direction and making the changes necessary to position us for future growth. In the third quarter we completed the merger with Sand Hill IT Security and became a publicly traded company. This additional funding has given us the opportunity to begin executing on our growth strategy by focusing on security solutions to the SME market.”

Use of Non-GAAP Financial Information

To assist in making comparisons of current and prior period results, both non-GAAP and GAAP consolidated statements of operations are presented below. To supplement the company’s results of operations presented on a GAAP basis, the company uses additional non-GAAP measures of gross profit, income from operations, net income and earnings per share adjusted to exclude certain expenses.

The company’s management uses these non-GAAP measures to monitor the performance of its ongoing operations as compared to prior periods, and management believes that providing these non-GAAP measures to investors will enhance investors’ understanding of the company operations, allow for potentially more meaningful comparisons of the company’s operating results with prior periods, and help investors identify trends in the company’s results of operations. The adjustments exclude certain non-recurring charges that do not relate to the company’s operations such as a charge related to fully reserving the tax asset and gains and losses related to a warrant liability. The adjustments exclude option compensation expense related to adoption of Statement of Financial Accountings Standard (“SFAS”) No. 123R.

These non-GAAP results are a primary indicator that management uses as a basis for planning and forecasting future periods. Each of these adjustments to the company’s GAAP results are made with the intent of providing management and investors a more complete understanding of the company’s core operations and the company’s marketplace performance and result in excluding GAAP charges that management believes do not measure the performance of the company’s current operations. By excluding these charges, management believes that it and its investors can more meaningfully compare performance of the company’s current operations with historical operating results.

To the extent that the adjustments exclude recurring items, the non-GAAP results may not fully account for the cost of purchased businesses over time. However, information with regard to such recurring items are provided in the GAAP results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for gross profit, income from operations, net income or earnings per share prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies.

Non-GAAP Results

The non-GAAP consolidated results of operations for the quarter and nine months ended September 30, 2006 exclude option compensation expense related to adoption of Statement of Financial Accountings Standard (“SFAS”) No. 123R. The non-GAAP results for the quarter and nine months ended September 30, 2006, exclude the warrant liability gain or loss. The non-GAAP results for the quarter ended and nine months ended September 30, 2006 exclude the charge to fully reserve the deferred tax asset. A reconciliation of specific adjustments to GAAP results is included in the schedule titled “Reconciliation of GAAP Unaudited Consolidated Net Income to Non-GAAP Unaudited Consolidated Net Income.”

Non-GAAP Revenues for the third quarter were $5.7 million compared to revenues of $6.7 million for the third quarter of 2005. Revenues for the nine months ended September 30, 2006 were $16.5 million, compared to revenues of $18.1 million for the same period last year.

Non-GAAP operating loss for the third quarter was $1.9 million, compared to an operating profit of $0.7 million for the third quarter of 2005. Non-GAAP operating loss for the nine months ended September 30, 2006 was $4.2 million, compared to an operating loss of 1.4 million for the same period last year.

GAAP Results

The operating loss for the third quarter of 2006 was $2.4 million, compared to an operating profit of $0.7 million for the same period last year. The operating loss for the nine months ended September 30, 2006 was $4.7 million, compared to an operating loss of $1.4 million for the same period last year.

Cash and cash equivalents totaled $13.0 million at September 30, 2006, compared to less than $0.1 million of cash and cash equivalents at December 31, 2005.

Guidance

Mr. Rossi concluded, “For the fourth quarter of 2006, we currently anticipate revenues to be in the range of $5.5 - $6.0 million.

Conference Call Information

Conference Call:	Today, Wednesday, November 8th at 2:00 p.m. PT (5:00 p.m. ET)

Dial In Numbers:	866-250-3615 (US and Canada)
303-262-2193 (International)
Company name, “St. Bernard.”

Webcast:	www.stbernard.com (under the Investor Relations section.)

Replay Information:	800-405-2236 (US and Canada)
303-590-3000 (International)
passcode: 11071629#
Available starting two hours after call until Tuesday November 14, 2006 at 11:59 pm

©2006 St. Bernard Software, Inc. All rights reserved. The St. Bernard Software logo, and Open File Manager are trademarks of St. Bernard Software Inc. UpdateEXPERT, ePrism and iPrism are registered trademarks of St. Bernard Software Inc. All other trademarks and registered trademarks are hereby acknowledged

About St. Bernard Software

St. Bernard Software (OTCBB: SBSW) is a global provider of security solutions, including Internet and email filtering appliances, patch management and data backup solutions. St. Bernard Software also provides the SME market with a complete line of hosted security solutions, including email, IM and URL filtering services.

Deployed across millions of computers worldwide, the company’s award-winning products deliver innovative security solutions that offer the best combination of ease-of-use, performance and value. Established in 1995 with headquarters in San Diego, CA and an international office in the United Kingdom, St. Bernard Software sells and supports its products directly and through solution partners worldwide. For more information, please visit www.stbernard.com.

Safe Harbor for Forward Looking Statements

This press release may contain forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, among other things, any projections of earnings, revenues (including where the underlying contract has already been signed), or other financial items; any statements of the plans, strategies, and objectives of management for future operations; any statements concerning proposed new products, services, or developments; any statements regarding future economic conditions or performance; statements of belief and any statement of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include, among other things, performance of contracts by customers and partners; employee management issues; the challenge of integrating the Singlefin business; the timely development, production and acceptance of products and services and their feature sets; the challenge of managing asset levels, including inventory; the flow of products into third-party distribution channels; and the difficulty of keeping expense growth at modest levels while increasing revenues. Announcements of contract awards should not be interpreted as reflecting revenue in any particular period and may relate to revenue recorded in prior periods. These and other risks and factors that could cause events or our results to differ from those expressed or implied by such forward-looking statements are described in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as other subsequent filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements.

St Bernard Software, Inc.

and Subsidiary

Consolidated Balance Sheets

	September 30, 2006	December 31, 2005
	(Unaudited)
Assets
Current Assets
Cash and cash equivalents	$13,042,281	$9,211
Accounts receivable - net of allowance for doubtful accounts of $523,000 and $489,000 in 2006 and 2005, respectively	3,611,356	4,460,116
Inventories	383,347	566,897
Prepaid expenses and other current assets	741,691	207,534
Deferred income taxes	—	473,000

Total current assets	17,778,675	5,716,758
Fixed Assets - Net	1,255,096	1,456,989
Other Assets	319,058	1,147,279
Goodwill	3,285,319	3,285,319
Deferred Income Taxes	—	586,000

	$22,638,148	$12,192,345

St Bernard Software, Inc.

and Subsidiary

Consolidated Balance Sheets

	September 30, 2006	December 31, 2005
	(Unaudited)
Liabilities and Stockholders’ Deficit
Current Liabilities
Line of credit	$270,306	$940,155
Accounts payable	2,503,217	2,092,218
Accrued compensation expenses	1,149,599	1,239,594
Other accrued expenses and other current liabilities	207,066	182,912
Note payable to related party	—	178,322
Current portion of capitalized lease obligations	35,048	39,089
Deferred revenue	11,440,794	10,744,230
Warrant liability	5,507,400	—

Total current liabilities	21,113,430	15,416,520
Capitalized Lease Obligations, Less Current Portion	49,977	4,874
Deferred Revenue	5,724,840	5,326,288

Total liabilities	26,888,247	20,747,682

Commitments and Contingencies
Stockholders’ Deficit
Preferred stock, $1.00 par value; 5,000,000 shares authorized and 0 shares issued and outstanding	—	—
Common stock, $0.01 par value; 50,000,000 shares authorized and 14,192,721 and 9,733,775 shares issued and outstanding in 2006 and 2005, respectively	141,927	97,338
Additional paid-in capital	27,685,752	20,360,002
Accumulated deficit	(32,077,778)	(29,012,677)

Total stockholders’ deficit	(4,250,099)	(8,555,337)

	$22,638,148	$12,192,345

St Bernard Software, Inc.

and Subsidiary

Unaudited Consolidated Statements of Operations

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005
Sales
License	$969,311	$3,312,599	$2,829,693	$5,973,761
Appliance	805,356	746,149	2,233,284	2,766,568
Subscription	3,884,338	2,605,781	11,476,575	9,397,978

Total Sales	5,659,005	6,664,529	16,539,552	18,138,307

Cost of Sales
License	4,022	11,065	5,866	22,977
Appliance	679,575	670,163	1,875,632	2,369,577
Subscription	1,047,876	763,494	2,780,911	2,582,697

Total Cost of Sales	1,731,473	1,444,722	4,662,409	4,975,251

Gross Profit	3,927,532	5,219,807	11,877,143	13,163,056

Sales and marketing expenses	2,550,500	2,519,789	7,827,188	7,512,338
Research and development expenses	1,571,969	1,257,024	4,599,780	5,119,098
General and administrative expenses	2,200,749	713,596	4,109,121	1,929,406

Loss from Operations	(2,395,686)	729,398	(4,658,946)	(1,397,786)

Other Expense (Income)
Interest expense	55,636	132,624	227,770	276,509
Warrant income	(2,630,400)	—	(2,630,400)	—

Loss Before Income Taxes	179,078	596,774	(2,256,316)	(1,674,295)
Income tax expense	(1,059,000)	—	(1,059,000)	—

Net Loss	$(879,922)	$596,774	$(3,315,316)	$(1,674,295)

Basic Income (Loss) Per Common Share	$(0.08)	$0.06	$(0.31)	$(0.18)

Diluted Income (Loss) Per Common Share	$(0.08)	$0.06	$(0.31)	$(0.18)

Weighted Average Shares Outstanding (Basic)	11,582,535	9,521,700	10,785,781	9,130,628
Weighted Average Shares Outstanding (Diluted)	11,582,535	10,270,301	10,785,781	9,130,628

St Bernard Software, Inc.

and Subsidiary

Reconciliation of GAAP Unaudited Consolidated Net Income to Non-GAAP Unaudited Consolidated Net Income

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005
GAAP net income (loss)	$(879,922)	$596,774	$(3,315,316)	$(1,674,295)
Reconciling items:
Compensation expense - Stock Options 123R	486,628		486,628
Warrant income	(2,630,400)	—	(2,630,400)	—
Income tax expense	1,059,000	—	1,059,000	—

Total non-GAAP adjustments to earnings from operations and
income before taxes	(1,964,694)	596,774	(4,400,088)	(1,674,295)
Income tax effect on reconciling items	—	—	—	—

Non-GAAP net income (loss)	$(1,964,694)	$596,774	$(4,400,088)	$(1,674,295)

St Bernard Software, Inc.

and Subsidiary

Non-GAAP Unaudited Consolidated Statements of Operations

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005
Sales
License	$969,311	$3,312,599	$2,829,693	$5,973,761
Appliance	805,356	746,149	2,233,284	2,766,568
Subscription	3,884,338	2,605,781	11,476,575	9,397,978

Total Sales	5,659,005	6,664,529	16,539,552	18,138,307

Cost of Sales
License	4,022	11,065	5,866	22,977
Appliance	679,575	670,163	1,875,632	2,369,577
Subscription	1,047,876	763,494	2,780,911	2,582,697

Total Cost of Sales	1,731,473	1,444,722	4,662,409	4,975,251

Gross Profit	3,927,532	5,219,807	11,877,143	13,163,056
Sales and marketing expenses	2,550,500	2,519,789	7,827,188	7,512,338
Research and development expenses	1,571,969	1,257,024	4,599,780	5,119,098
General and administrative expenses (A)	1,714,121	713,596	3,622,493	1,929,406

Loss from Operations	(1,909,058)	729,398	(4,172,318)	(1,397,786)
Other Expense
Interest expense	55,636	132,624	227,770	276,509
Warrant income (A)	—	—	—	—

Loss Before Income Taxes	(1,964,694)	596,774	(4,400,088)	(1,674,295)
Income tax expense (A)	—	—	—	—

Net Loss	$(1,964,694)	$596,774	$(4,400,088)	$(1,674,295)

Basic Income (Loss) Per Common Share	$(0.17)	$0.06	$(0.41)	$(0.18)

Diluted Income Per Common Share	—	—	—	—

Diluted Income (Loss) Per Common Share	$(0.17)	$0.06	$(0.41)	$(0.18)

Weighted Average Shares Outstanding (Basic)	11,582,535	9,521,700	10,785,781	9,130,628
Weighted Average Shares Outstanding (Diluted)	11,582,535	10,270,301	10,785,781	9,130,628

(A)	These line items represent non-GAAP financial measures. Accordingly, the above presentation of Non-GAAP Unaudited Consolidated Net Income is not presented in accordance with accounting principles generally accepted in the United States of America (GAAP). This presentation of Non-GAAP Unaudited Consolidated Net Income should be read only in conjunction with the Unaudited Consolidated Statement of Operations prepared in accordance with GAAP, herein, and the accompanying reconciliation of GAAP Unaudited Consolidated Net Income to Non-GAAP Unaudited Consolidated Net Income.